THE PROVIDENCE SERVICE CORPORATION (PRSC)

July 2015

PSC

Safe Harbor

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "believe," "demonstrate," "expect," "estimate," "forecast," "anticipate," "should" and "likely" and similar expressions identify forward-looking statements. In addition, statements that are not historical should also be considered forward-looking statements. Readers are cautioned not to place undue reliance on those forward-looking statements, which speak only as of the date the statement was made. Such forward-looking statements are based on current expectations that involve a number of known and unknown risks, uncertainties and other factors which may cause actual events to be materially different from those expressed or implied by such forward-looking statements. These factors include, but are not limited to the global credit crisis, capital market conditions, the implementation of the healthcare reform law, state budget changes and legislation and other risks detailed in Providence's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2014. Providence is under no obligation to (and expressly disclaims any such obligation to) update any of the information in this presentation if any forward-looking statement later turns out to be inaccurate whether as a result of new information, future events or otherwise.

Providence Overview

A global leader in healthcare and social services

- Four diverse business verticals providing critical solutions within the healthcare and social services industries
  - Approximately $2 billion of combined revenue
  - Approximately 16,000 employees located across 12 countries

NET Services	HA Services	WD Services	Human Services
Non-emergency Medical Transportation ("NET")	Comprehensive Health Assessments ("CHAs")	Employment and Probation	Behavioral Health
LogistiCare, rideplus	MATRIX Medical Network, Ascender	ingeus, assure, Mission Providence, reducing reoffending partnership, wcg	PHS, rfs, Maple Star, CAMELOT

Providence: An Ongoing Transformation

Pre-2014

- Human Services founded in 1997 (24 bolt-on acquisitions completed through 2014)
- NET Services Vertical established through acquisition of LogistiCare in 2007

2014

- WD Services Vertical established with acquisition of Ingeus in June 2014
- HA Services Vertical established through acquisition of Matrix in October 2014

2015

- Ingeus enters probationary services market with major contract win
- Ingeus (France, Germany) and Mission Providence commence launch of 109 new sites on July 1

Leadership

HOLDING COMPANY LEADERSHIP	VERTICAL LEADERSHIP

HOLDING COMPANY LEADERSHIP

Proven Value Creation Experience

- Chris Shackelton, Chairman & Interim CEO
  - Managing Partner, Coliseum Capital, a significant PRSC shareholder
  - Joined PRSC Board in 2012 and initiated strategic transformation
- James Lindstrom, CFO
  - Public Company Senior Executive: IES (CEO), Kankakee Federal/Centrue (CFO) and ChiRex (Multiple)
  - Investor (Tontine Partners)
- David Shackelton, Head of Corporate Development
  - Blackstone Private Equity
  - Yale University Investments Office

Priorities

- Corporate Values & Compliance
- Capital Allocation & Management
- Ensuring Excellence in Strategic Planning, Governance and Operations

VERTICAL LEADERSHIP

Experienced Leadership with Ownership Mindsets

- Herman Schwarz, NET Services
- Walt Cooper, HA Services
- Jack Sawyer & Greg Ashmead, WD Services
- Mike Fidgeon, Human Services

Priorities

- Increase intrinsic value in respective vertical
- Advance market leadership
- Protect high quality, recurring revenue
- Cash flow maximization
- Continuous improvement
  - Value-add solutions for clients
  - Productivity and cost improvement
  - Value-based pricing
  - Metric focused

Target Attributes of Verticals and Investments

Differentiated businesses with resilient business models

ATTRACTIVE INDUSTRY STRUCTURE	• Few, disciplined competitors • Long-term market tailwinds • Accretive bolt-on acquisition opportunities	LogistiCare, MATRIX MEDICAL NETWORK, ingeus, PHS
BARRIERS TO ENTRY	• Favorable brand reputation • Technological advantage • Difficult to replicate employee base • Leading market share	LogistiCare, MATRIX MEDICAL NETWORK, ingeus
HIGH QUALITY REVENUE	• Multi-year contracts • Long-term customer relationships • Protected payer funding source	LogistiCare, ingeus, PHS
PRICING POWER	• High, measurable ROI to clients • Small component of client cost • High switching costs	MATRIX MEDICAL NETWORK, ingeus
COST STRUCTURE	• Operating leverage • Asset lite • Strong cash generation	LogistiCare, MATRIX MEDICAL NETWORK, PHS
EXPERIENCED MANAGEMENT TEAM	• Proven ability to deliver • Long term ownership mindset	LogistiCare, MATRIX MEDICAL NETWORK, ingeus, PHS

High Quality Revenue

High client retention rates and multi-year contracts

NET SERVICES


$488.1
$504.6
2012
2014

Revenue of 2012 Largest 10 Clients

90% Retention of Largest Clients since 2012

HA SERVICES


$82.4
$166.8
2012
2014

Revenue of 2012 Largest 10 Clients

90% Retention of Largest Clients since 2012

WD SERVICES


Work Programme
RRP
Mission Prov.
NCS
Skills*
Northern Ireland
0
2
4
6
8
Contract Term (Years)

A majority of Ingeus's contracts carry terms over 5 years

*Skills contract is based on a rolling term

HUMAN SERVICES


$192.1
$203.4
2012
2014

Revenue of 2012 Largest 10 Clients

100% Retention of Largest Clients since 2012

Features We Avoid In Our Verticals and Investments

- "Bigger is better"
- Complexity
- Short-term focused management teams without an ownership mindset
- Bad cultures
- A focus on revenues instead of profitability
- The promise of unrealistic synergies
- Excess industry capacity

Vertical Overview

Verticals provide services spanning healthcare and social services continuum

HEALTHCARE SERVICES ⟷ SOCIAL SERVICES

VERTICAL	HA SERVICES	NET SERVICES	HUMAN SERVICES	WD SERVICES
PRIMARY SERVICES	Comprehensive Health Assessments ("CHAs")	Non-emergency Medical Transportation ("NET")	Behavioral Health	Employment and Probation
MANAGEMENT (YEARS OF INDUSTRY EXP.)	Walt Cooper (11 Years)	Herman Schwarz (20 Years)	Mike Fidgeon (18 Years)	Jack Sawyer (Ingeus U.K.) (11 Years) Greg Ashmead (Ingeus Int'l) (15 Years)
REGIONS[1]	33 states	39 states	23 states and D.C.	12 countries
DELIVERY SETTINGS	• Home	• Home & Community	• Home & Community	• Community
PRIMARY PAYORS	• Medicare Advantage Plans	• State Medicaid Agencies • Medicaid Intermediaries	• State Medicaid Agencies • MCOs	• National Government Agencies • Private Sector
PF REVENUE [1]	\$211.4mm	\$884.3mm	\$345.9mm	\$361.2
% TOTAL	*11.7%*	*49.1%*	*19.2%*	*20.0%*

(1) December 31, 2014. Assumes Ingeus and Matrix acquisitions occurred on January 1, 2014

PSC

Macro Trends

Positioned to benefit from macro trends impacting the healthcare industry

MEDICAID

Medicaid Enrollment Projections (mm)



65.0
71.3
75.9
77.8
78.8
79.4
79.9
80.4
80.9
2014
2015
2016
2017
2018
2019
2020
2021
2022

Enrollment projected to reach +80mm by 2021 (spending expected to account for +20% of U.S. health expenditures)

Source: 2013 Actuarial Report on the Financial Outlook for Medicaid

MEDICARE ADVANTAGE

Medicare Advantage Enrollment Projections (mm)



5-7% CAGR
13
17-18
20-22
2011
2016
2020

Expected to be the fastest growing segment of the senior insurance market over next several years

Source: McKinsey & Co. (April 2013)

COMMUNITY BASED CARE

U.S. Medicaid Spending by Type



Institutional
60%
In-Home and
Community
Based
40%

The focus on cost efficient settings of care is increasing funding of in home and community based care services

Source: Wall Street research

PSC

Government Outsourcing Trends

Ingeus' primary markets are poised to benefit from outsourcing of healthcare and social services

- Austerity-led governments, such as the UK's, are outsourcing at a rate not seen since the 1980s [1]
- UK government spending on outsourced public services has doubled from £64bn to £120bn in the past five years[1]

GLOBAL PUBLIC SECTOR AWARD TRENDS (LTM)[2]



$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
ACV ($Bn) of Contracts Awarded
ACV
14% CAGR
$21.6
$27.6
$25.1
$27.7
$38.8
$47.4
1,420
1,305
1,190
1,075
960
845
730
615
500
Total Contracts Awarded
Q1:2010 Q1:2011 Q1:2012 Q1:2013 Q1:2014 Q1:2015
Annual Contract Value
Total Contracts

Sources:
(1) Financial Times and Information Services Group.
(2) 1Q 2015 ISG Outsourcing Index

PSC

Targeting Scalable Markets

Providence's presence in 12 countries provides international growth opportunities


Revenue Scale
Significant Revenue
Moderate Revenue
Less Revenue

NET Services

SERVICE OVERVIEW
- Coordinates non-emergency medical transportation for +21mm clients
- Manages national network of local transportation providers

PRIMARY PAYORS
- State Medicaid agencies

TYPICAL CONTRACT STRUCTURE
- Capitated
- 3-5 years with renewal options

CORE COMPETENCIES
- Profitable bidding of large capitated contracts
- Formation of extensive provider networks

KEY FINANCIAL PERFORMANCE LEVERS
- Membership volumes
- Utilization rates

GROWTH AVENUES
- Continued outsourcing of NET benefit by state Medicaid programs
- Medicaid population growth
- Expanded MCO relationships
- New populations: Medicare Advantage, SNPs

PRIMARY BRAND

LogistiCare

SUB BRAND

rideplus

HISTORICAL FINANCIALS ($MM)



$1,000.0
$900.0
$800.0
$700.0
$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
$-
Amount ($Thousands)
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
% Margin
$750.7
$770.2
$884.3
$198.1
$254.8
$37.1
$52.1
$75.4
$20.9
$23.0
4.9%
6.8%
8.5%
10.5%
9.0%
2012
2013
2014
Q1:14
Q1:15
Revenue
Adj. EBITDA
Adj. EBITDA Margin

HA Services

SERVICE OVERVIEW
- Preventative medical exams for Medicare Advantage plans
- Performed by 700+ nurse practitioners in 33 states

PRIMARY PAYORS
- Medicare Advantage plans

TYPICAL CONTRACT STRUCTURE
- 1-3 years or evergreen
- Fee-for-service

CORE COMPETENCIES
- Accurate and efficient capture of clinical data for preventative care and critical care intervention
- Scalable operating model responsive to client needs
- Recruitment, training, and utilization of nurse practitioners

KEY FINANCIAL PERFORMANCE LEVERS
- Addressable membership
- Nurse practitioner productivity

GROWTH AVENUES
- Medicare Advantage growth
- Adjacent market entry: Medicaid, duals, pediatrics, commercial

PRIMARY BRAND

MATRIX MEDICAL NETWORK

SUB BRAND

Ascender

HISTORICAL FINANCIALS ($MM)



$250.0
$200.0
$150.0
$100.0
$50.0
$-
Amount ($Thousands)
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
% Margin
$115.8
$7.2
6.2%
$165.0
$16.6
10.0%
$211.4
$51.8
24.5%
$57.4
$13.7
23.8%
2012
2013
2014
Q1:15
Revenue
Adj. EBITDA
Adj. EBITDA Margin

Human Services

SERVICE OVERVIEW

- Home and community-based behavioral health services
- Over 5,700 social workers, behavioral health therapists, case managers, and licensed clinicians

PRIMARY PAYORS

- State Medicaid agencies and Medicaid intermediaries

TYPICAL CONTRACT STRUCTURE

- Annual, generally evergreen
- Fee-for-service

CORE COMPETENCIES

- Delivery of evidence-based practices and clinical excellence
- Development of cost-effective services to meet needs of unique communities and specific populations

KEY FINANCIAL PERFORMANCE LEVERS

- Referral volumes
- Provider productivity

GROWTH AVENUES

- Growing Medicaid coverage
- Increased recognition of behavioral and physical health linkage

PRIMARY BRAND

PHS

SUB BRANDS

Maple Star

CAMELOT

HISTORICAL FINANCIALS ($MM)



$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$-
Amount ($Thousands)
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
% Margin
$330.2
$325.1
$345.9
$84.1
$86.2
$22.4
$14.7
$6.7
$0.8
$3.7
6.8%
4.5%
1.9%
0.9%
4.3%
2012
2013
2014
Q1:14
Q1:15
Revenue
Adj. EBITDA
Adj. EBITDA Margin

WD Services

SERVICE OVERVIEW

- Employment and probation services
- Support of sustainable employment through client motivation, job preparation, job search, and employer engagement
- Rehabilitation services for clients released from incarceration

CORE COMPETENCIES

- Infrastructure, expertise, and reputation needed to profitably bid and execute on large government contracts
- Delivery of outcomes in a "values" based manner
- Formation of long term relationships with international clientele

KEY FINANCIAL PERFORMANCE LEVERS

- Contract life cycles (Start up costs through payment by results)
- Correct bid modeling and pricing
- Referral volumes
- Balance between service intensity and performance results

GROWTH AVENUES

- International expansion
- Entry into complimentary and overlapping service lines

PRIMARY BRAND

ingeus®

SUB BRANDS

reducing reoffending partnership

assure

wcg

Mission Providence

HISTORICAL FINANCIALS ($MM)



$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$-
$(50.0)
Amount ($Thousands)
$295.9
$(0.8)
-0.3%
$377.2
14.8%
$56.0
$361.2
11.1%
$40.0
$107.6
4.8%
$5.2
2012
2013
2014
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
% Margin
Revenue
Adj. EBITDA
Adj. EBITDA Margin

WD Services: Typical Contract Structure

- Long-term (5 to 10 years) with "payment by results" components
- **Year One:** Significant upfront investments to transform delivery model
- **Year Two:** Service fees become sufficient to reach breakeven
- **Year Three & Later:** Achievement of target results can drive increased profitability

TYPICAL CONTRACT LIFECYCLE


Free Cash Flow
Year 1
Year 2
Year 3
Year 4
Year 5
Year 6
FCF
Cumulative FCF
w/ Performance Tar.

Given the start-up costs of a typical contract, profitability and ROI is measured over the life of a contract

WD Services: Delivery Model Differentiation

	MULTI-SERVICE "TRADITIONAL" OUTSOURCER		INGEUS PEOPLE CENTERED SERVICE
Culture	• Professionalism • Results focused	+	• Values based and service user centered • High quality & performance
Delivery model	• Economies of scale through shared services	+	• Case management approach • Core employment expertise increasingly relevant across sectors
Partners	• Supply chain management	+	• Capacity building and partnerships with small & medium size enterprises, voluntary sector providers

WD Services: Performance Track Record

On average, Ingeus is outperforming competitors by 7% in main KPIs

In the first 3 years of the Work Programme, Ingeus achieved positive business reallocation (from competitor to Ingeus) on 45 occasions, the most occasions in the industry

WORK PROGRAMME CONTRACT TO DATE (JUNE 2011 TO MARCH 2015) PERFORMANCE


Region 1
Region 2
Region 3
Region 4
Region 5
Region 6
Region 7
Overall
120%
110%
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
% Achieved
Ingeus
Competitor
Ingeus
Competitor
Ingeus
Competitor
Ingeus
Competitor
Ingeus
Competitor
Ingeus
Competitor
Ingeus
Competitor
All Ingeus
All Direct Competitors

The graph uses UK Government Published data (June 11 – Mar 15)

WD Services: Growth Opportunities

People Centered Services

Complementary & overlapping services centred around:

- Employment
- Case management


HEALTH
YOUTH SERVICES
JUSTICE SERVICES
SKILLS & TRAINING
EMPLOYMENT

PSC

Pro Forma(1)(2) Financial Summary

PF REVENUE ($mm)



$2,000.0
$1,750.0
$1,500.0
$1,250.0
$1,000.0
$750.0
$500.0
$250.0
$0.0
$1,491.0
$115.8
$295.9
$330.2
$750.7
$1,636.2
$165.0
$377.2
$325.1
$770.2
$1,801.7
$211.4
$361.2
$345.9
$884.3
$505.8
$57.4
$107.6
$86.2
$254.8
2012
2013
2014
Q1:15

PF ADJUSTED EBITDA ($mm)



$180.0
$140.0
$100.0
$60.0
$20.0
($20.0)
$46.2
$7.2
$22.4
$37.1
($0.8)
($19.7)
$125.7
$16.6
$56.0
$14.7
$52.1
($13.7)
$158.5
$51.8
$40.0
$6.7
$75.4
($15.5)
$36.3
$13.7
$23.0
($9.3)
2012
2013
2014
Q1:15

PF CONSOLIDATED CAPEX ($mm)



$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$25.4
$21.6
$25.0
$6.4
2012
2013
2014
Q1:15

LEGEND

- Non-Emergency Transportation
- Human Services
- Workforce Development
- Health Assessment
- Corporate

(1) Assumes acquisitions of Ingeus and Matrix occurred on January 1, 2012

(2) Ingeus 2012 results do not include IFRS to GAAP adjustments

Summary

- Developing best-in-class portfolio of health care and social service providers of critical solutions
- Disciplined approach to capital allocation with a focus on resilient business models with high free cash flow characteristics
- Multiple growth avenues for existing verticals, including acquisitions and organic strategies
- Proven management team with an ownership mindset

APPENDIX

WD Services: Key Contract Overview

	CONTRACT	COUNTRY	EFFECT. DATE	TERM	KEY SERVICES
TOP-TIER CONTRACTS	Work Programme	UK	6/1/11	6 yrs.	Support unemployed into long-term sustainable jobs through client motivation, job preparation, job search and employer engagement
	Reducing Re-offending Partnership (RRP)	UK	2/1/15	7 yrs.	Provision of offender rehabilitation services to realize the government's goal of reducing reoffending in the UK
	Mission Providence	Australia	7/1/15	5 yrs.	New program sets clear expectations for jobseekers in terms of active participation; provides stronger incentives to providers to deliver quality services and sustained outcomes
MID-TIER CONTRACTS	Skills	UK	NM	Rolling	Provide focused developmental skills and training programs
	Northern Ireland	UK	8/1/14	5 yrs.	Support unemployed into long-term sustainable jobs through client motivation, job preparation, job search and employer engagement
	National Citizenship Scheme	UK	10/1/14	3 yrs.	A transformational experience for 16 and 17 year olds as they move towards adulthood, including outward-bound activities and learning new skills while living away from home

Note: Top-tier contracts represents contracts with total contract value over $200mm

PSC

Capital Structure

Cash	Long-term Debt	Convert. Preferred
$170mm	$505mm	$77mm

($Thousands)	TERM LOAN FACILITIES	REVOLVING CREDIT FACILITIES
FACILITY SIZE	$310,000	$240,000
AMOUNT OUTSTANDING[1]	$303,063	$201,700
MATURITY	8/2/2018	8/2/2018
INTEREST RATE	L + 225 – 325 bps, subject to Consolidated Net Leverage	L + 225 – 325 bps, subject to Consolidated Net Leverage
MANDATORY AMORTIZATION	1.875% paid quarterly, with annual increases of .625%	1.875% paid quarterly, with annual increases of .625%
FINANCIAL COVENANTS	Maintenance ratios: Net Leverage w/annual step down & Fixed Charge Coverage	Maintenance ratios: Net Leverage w/annual step down & Fixed Charge Coverage

	CONVERTIBLE PREFERRED STOCK
INVESTMENT AMOUNT	$81,250
NUMBER OF SHARES	805,000
CONVERSION PRICE	$39.88
INITIAL LIQUIDATION PREFERENCE	$100.00
DIVIDENDS	5.5% per annum on liquidation preference; in event a cash dividend is not declared, liquidation preference will increase by 8.5%

(1) As of March 31, 2015

EBITDA Reconciliations

The Providence Service Corporation
Reconciliation of Non-GAAP Financial Measures
Pro Forma EBITDA & Adjusted EBITDA
(in thousands)

	NET			HS			WD[1]		
	Year Ended			Year Ended			Year Ended		
	12/31/12	12/31/13	12/31/14	12/31/12	12/31/13	12/31/14	12/31/12	12/31/13	12/31/14
Pro Forma Net Income	**$ 21,971**	**$ 31,517**	**$ 46,284**	**$ 16,188**	**$ 13,051**	**$ 1,546**	**$(19,341)**	**$ 24,116**	**$ 28,158**
Interest (Income) Expense, Net	(4)	(30)	(8)	(5)	(27)	(41)	297	(788)	(140)
Provision For Income Taxes	7,518	12,883	21,452	794	(4,482)	(9,078)	5,484	12,207	6,669
Depreciation & Amortization	7,615	7,725	7,699	5,405	5,541	6,655	10,055	14,354	14,321
Pro Forma EBITDA	**$ 37,101**	**$ 52,095**	**$ 75,427**	**$ 22,382**	**$ 14,083**	**$ (919)**	**$ (3,505)**	**$ 49,889**	**$ 49,008**
Acquisition Costs	-	-	-	-	-	-	-	-	-
Integration And Restructuring	-	-	-	-	-	424	-	-	887
Share Settled Equity Compensation	-	-	-	-	-	-	-	5,999	5,926
Foreign Currency Adjustments	-	-	-	-	-	-	190	107	336
Contingent Consideration Adjustments	-	-	-	-	-	(202)	-	-	(16,112)
Asset Impairment Charge	-	-	-	-	492	6,915	2,507	-	-
Retirement and Resignation of Officers	-	-	-	-	146	511	-	-	-
Loss On Extinguishment Of Debt	-	-	-	-	-	-	-	-	-
Pro Forma Adjusted EBITDA	**$ 37,101**	**$ 52,095**	**$ 75,427**	**$ 22,382**	**$ 14,721**	**$ 6,729**	**$ (808)**	**$ 55,996**	**$ 40,046**

	HA			Corp.		
	Year Ended			12 Months Ended		
	12/31/12	12/31/13	12/31/14	12/31/12	12/31/13	12/31/14
Pro Forma Net Income	**$ (3,146)**	**$ (8,512)**	**$ 15,623**	**$(30,371)**	**$(40,071)**	**$(47,743)**
Interest (Income) Expense, Net	1,768	-	(6)	7,558	29,950	33,315
Provision For Income Taxes	(2,892)	(6,111)	3,349	724	(6,243)	(2,749)
Depreciation & Amortization	9,804	30,481	32,169	1,109	1,033	1,109
Pro Forma EBITDA	**$ 5,534**	**$ 15,858**	**$ 51,135**	**$(20,980)**	**$(15,332)**	**$(16,068)**
Acquisition Costs	-	-	-	-	-	167
Integration And Restructuring	-	-	693	-	-	780
Share Settled Equity Compensation	-	-	-	-	-	-
Foreign Currency Adjustments	-	-	-	4	(0)	(373)
Contingent Consideration Adjustments	-	-	-	-	-	-
Asset Impairment Charge	1,659	708	-	-	-	-
Retirement and Resignation of Officers	-	-	-	1,293	1,131	-
Loss On Extinguishment Of Debt	-	-	-	-	525	-
Pro Forma Adjusted EBITDA	**$ 7,193**	**$ 16,566**	**$ 51,827**	**$(19,683)**	**$(13,675)**	**$(15,493)**

	Three Months Ended 3/31/15				
	NET	HS	WD	HA	Corp
Pro Forma Net Income	**$ 12,611**	**$ 1,036**	**$ (2,380)**	**$ 3,846**	**$ (8,876)**
Interest (Income) Expense, Net	(1)	(20)	(15)	(4)	6,048
Provision For Income Taxes	8,129	804	2,426	2,672	(6,735)
Depreciation & Amortization	2,277	1,847	3,316	7,182	278
Pro Forma EBITDA	**$ 23,016**	**$ 3,667**	**$ 3,347**	**$ 13,696**	**$ (9,285)**
Acquisition Costs	-	-	-	-	-
Integration And Restructuring	-	-	-	-	-
Share Settled Equity Compensation	-	-	1,533	-	-
Foreign Currency Adjustments	-	-	319	-	-
Contingent Consideration Adjustments	-	-	-	-	-
Asset Impairment Charge	-	-	-	-	-
Retirement and Resignation of Officers	-	-	-	-	-
Loss On Extinguishment Of Debt	-	-	-	-	-
Pro Forma Adjusted EBITDA	**$ 23,016**	**$ 3,667**	**$ 5,198**	**$ 13,696**	**$ (9,285)**

Note: Pro Forma adjustments assume acquisitions of Matrix and Ingeus occurred on January 1, 2012
(1) 2012 Ingeus financials do no include IFRS to GAAP adjustments

PSC